Palmer Square Income Plus Fund

(Ticker Symbol: PSYPX)

A series of the Investment Managers Series Trust

Supplement dated November 26, 2019, to the

Summary Prospectus dated November 7, 2019.

Effective immediately, the disclosure regarding the Fund’s average portfolio duration is updated. Accordingly, the fifth paragraph of the “Principal Investment Strategies” section on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

In pursuing the Fund’s investment objectives, the Advisor uses a blend of top-down analysis which includes macro analysis, cross-asset relative value analysis, and sector monitoring, and bottom-up analysis which involves individual issuer and management analysis and security/transaction evaluation that seeks to identify debt securities that it believes can provide highly competitive rate yields and total return over the long term with relatively mitigated credit risk. The Advisor anticipates the Fund’s average portfolio duration under normal market conditions to be less than two years. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, a 1.00% increase in interest rates would result in a minimal change to the price of a security with a duration of less than two years. Calculations of duration may be based on estimates and may not reliably predict a security’s sensitivity to changes in interest rates.

Please file this Supplement with your records.